UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 1-12358
reported): January 1, 1997


                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



                Alabama                               59-7007599
        (State of organization)                      (IRS Employer
                                                  Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)




                                    Page - 1

                            COLONIAL PROPERTIES TRUST


Item 5. Other Events


Colonial Properties Trust (the Company), an Alabama real estate investment trust whose common shares are listed on the New York Stock Exchange under the symbol CLP, owns and operates commercial real estate through Colonial Realty Limited Partnership, a Delaware limited partnership and the "Operating Partnership" of Colonial Properties Trust. Through the Operating Partnership the Company has acquired three multifamily apartment communities in Alabama, Florida, and Georgia, three retail centers in Alabama and Georgia and four office properties in Alabama (the Acquired Properties) since December 31, 1996. The Company also currently has two probable acquisitions which include one office and one retail property in Georgia and one multifamily property in Mississippi (the Probable Acquisitions). The terms of the acquisitions of the Acquired Properties, which were determined as a result of arms length negotiations between the sellers of the properties and the Company, are set forth in real estate sales contracts. The following is a summary of the material terms of the transactions.

In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to four of the Acquired Properties and one of the Probable Acquisitions are being filed because the Company has either (a) already acquired the properties and the book value of the properties in the aggregate are significant, or (b) deemed the acquisition to be probable and the book value of the properties in the aggregate are significant.

Terms of Acquisition

The 10 Acquired Properties total 764 apartment units, 1.1 million square feet of retail space, and 745,000 square feet of office space and were purchased at a combined purchase price of $148.1 million. The two Probable Acquisitions total 328 apartment units, and 515,000 square feet of office space and 46,000 square feet of retail space, and would be purchased at a combined purchase price of $94.3 million. The combined completed and probable acquisitions would increase the Company's multifamily portfolio to 14,957 apartment units, increase the Company's retail portfolio to 7.1 million square feet, and increase the Company's office portfolio to 2.0 million square feet. In association with three of the Acquired Properties, the Company assumed existing mortgages totaling $22.6 million. The remainder of the purchase price of the Acquired Properties was financed through the issuance of limited partnership units in the Operating Partnership and advances on the Company's unsecured line of credit. In association with one of the Probable Acquisitions, the Company will assume existing mortgages. The remainder of the purchase prices of the Probable Acquisitions would be financed through the issuance of limited partnership units in the Operating Partnership and advances on the Company's unsecured line of credit.

Description of Property
Acquired Properties

Riverchase Center--Birmingham, Alabama

In two transactions on January 1 and January 8, 1997, the Company acquired a 100.00% interest in Riverchase Center 2100, and a 73.05% interest in Riverchase Center 2200/2300 totaling 306,000 square feet of leasable area. Riverchase Center is an office park comprised of eight one-level buildings in Birmingham, Alabama. The purchase price of $20.8 million was funded by the assumption of $8.7 million in mortgage debt which bears interest at 7.88%, the issuance of 25,163 limited partnership units valued at



                                    Page - 2

$0.7 million, and an advance on the Company's unsecured line of credit. The buildings were built between 1984 and 1988 and were 93% leased at the date of acquisition.

Beechwood Shopping Center--Athens, Georgia

On March 24, 1997, the Company acquired Beechwood Shopping Center, a 336,000 square foot community shopping center in Athens, Georgia. The $22.2 million purchase price of the center was financed through the assumption of debt totaling $11.9 million which bears interest at an effective rate of 7.0% (stated rate of 10.375%), and an advance on the Company's unsecured line of credit. Anchor tenants include Harris-Teeter, Rhodes Furniture, Revco Drugs, and the U.S. Post Office. The center, which was built in 1963 and renovated in 1992, was 97% leased at the date of acquisition.

Heatherbrooke Center--Birmingham, Alabama

Also on March 24, 1997, the Company acquired Heatherbrooke Center, a 28,000 square foot community shopping center in Birmingham, Alabama. The $3.0 million purchase price of the center was financed through the issuance of 16,303 limited partnership units in Colonial Realty Limited Partnership valued at $0.5 million and an advance on the Company's unsecured line of credit. AMI-Brookwood Medical Center occupies 18,000 square feet in the center. The center, which was built in 1984, was 92% leased at the date of acquisition.

The Meadows at Trussville--Birmingham, Alabama

On April 1, 1997, the Company acquired The Meadows at Trussville, a 376-unit complex comprising 20 two- and three-story buildings on approximately 28 acres of land in a suburb of Birmingham, Alabama. The property was developed during 1996 and 1997 and is currently in lease-up. The Meadows at Trussville was acquired for a purchase price of $20.5 million which was financed through the issuance of 57,072 limited partnership units of Colonial Realty Limited Partnership valued at $1.6 million and an advance on the Company's unsecured line of credit. Amenities include a clubhouse, two swimming pools and a wading pool, a car care center, a fitness center, tennis courts, a playground, and leasable garages. The average unit size is 1,091 square feet with average unit market rent of $645 per month.

International Park 1900 and 2100--Birmingham, Alabama

On May 1, 1997, the Company acquired the remaining 62.5% outside interests in International Park Buildings 1900 and 2100, two multistory office buildings in Birmingham, Alabama. The purchase of these outside interests increased the Company's ownership from a 37.5% interest to full ownership in the two buildings which total 93,000 square feet. At the same time, the Company sold its 25.0% interest in a 129,000 square foot building in the same office complex to an unaffiliated party. As a part of the acquisition of these outside interests, the Company assumed a mortgage with a balance of $2.0 million which bears interest at 8.65%. The Company received $57,000 net cash as a result of the transactions. The buildings, which were built between 1987 and 1989, were 100% leased at the date of acquisition.

Brookwood Mall--Birmingham, Alabama

On May 13, 1997, the Company acquired Brookwood Mall, a 693,000 square foot enclosed mall (including 232,000 square feet of tenant-owned space) in Birmingham, Alabama, for a purchase price of $32.5 million. The mall includes a 232,000 square foot Rich's department store, a 106,000 square foot McRae's department store, and 375,000 square feet specialty shop space. The Company funded the acquisition through the exchange of two multifamily properties in Florida with a carrying value of $14.0 million and an advance on the Company's unsecured line



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

of credit. The mall, which was built in 1973 and renovated in 1991, was 92% leased at the date of acquisition.

Lakeside Office Park--Huntsville, Alabama

On May 22, 1997, the Company acquired Lakeside Office Park, an office park comprised of two three-story brick and glass multi-tenant buildings in Huntsville, Alabama, totaling 121,000 square feet of leasable area. The purchase price of $8.8 million was funded by an advance on the Company's unsecured line of credit. Lakeside Office Park was built during 1989 and 1990 and was 93% leased at the date of acquisition.

Progress Center--Huntsville, Alabama

On June 26, 1997, the Company acquired Progress Center, an office park comprised of five multi-tenant buildings in Huntsville, Alabama, totaling 225,000 square feet of leasable area. The purchase price of $15.0 million was funded through the exchange of an existing office property in Alabama valued at $1.8 million and an advance on the Company's unsecured line of credit. Progress Center was built between 1983 and 1991 and was 87% leased at the date of acquisition.

Timothy Woods--Athens, Georgia

On July 11, 1997, the Company acquired Timothy Woods, a 212-unit complex comprising 88 one-bedroom, 76 two-bedroom, and 48 three-bedroom units in Athens, Georgia. The property was developed during 1996 and was 99% leased at the date of acquisition. Timothy Woods was acquired for a purchase price of $12.8 million which was financed through the issuance of 27,275 limited partnership units of Colonial Realty Limited Partnership valued at $.8 million and an advance on the Company's unsecured line of credit. Amenities include a clubhouse, a swimming pool, a car wash, a fitness center, two tennis courts, limited access entry, and leasable garages. The average unit size is 1,008 square feet with average unit market rent of $746 per month.

Oakleigh Apartments--Pensacola, Florida

On July 14, 1997, the Company acquired Oakleigh Apartments, a 176-unit complex comprising 48 one-bedroom, 104 two-bedroom/two-bath, and 24 three-bedroom/two-bath units on approximately 11 acres of land in Pensacola, Florida. The property was developed during 1997 and was 100% leased as of the date of acquisition. Oakleigh Apartments was acquired for a purchase price of $10.5 million which was financed through the issuance of 35,522 limited partnership units of Colonial Realty Limited Partnership valued at $1.0 million and an advance on the Company's unsecured line of credit. Amenities include a swimming pool, a car wash, and exercise room, a small business center, screened porches, security gates, garages and covered parking, and alarm systems. Units range from 815 square feet to 1,223 square feet with average unit market rents ranging from $590 to $805 per month.

Probable Acquisitions

As described further below, the Company has entered into an agreement to acquire one of the Probable Acquisitions, and has entered into a letter of intent to merge the second. The completion of each of the Probable Acquisitions is subject to due diligence, definitive documentation of various agreements, and other material conditions. If these conditions are satisfied, the Company expects to complete these acquisitions during the third quarter of 1997. There can be no assurance that the conditions will be satisfied, that the Company will



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

in fact complete any or all of the Probable Acquisitions, or that any Probable Acquisition that is completed will occur on schedule.

Proposed Office and Retail Merger--Atlanta, Georgia

The Company has entered into a letter of intent to merge the real estate assets of an Atlanta-area developer into Colonial. The transaction includes a Class-A, multi-tenant office park comprising 515,000 square feet and 46,000 square feet of retail shopping space. One of the office buildings in the park is currently under construction and is due to be completed during the third quarter of 1997.

The transaction is estimated to be valued at approximately $76.3 million and is expected to be funded through the issuance of limited partnership units in Colonial Realty Limited Partnership, the assumption of debt, and an advance on the Company's unsecured line of credit. An additional amount could be earned by the developer if the building under construction exceeds certain lease-up parameters. As a part of the transaction, the developer is expected to be elected to Colonial's Board of Trustees. The merger is subject to customary closing conditions, including the satisfactory completion of due diligence procedures, the execution of definitive merger agreements, and compliance with applicable laws. Assuming satisfaction of these conditions, the merger is expected to close in phases during the second half of 1997 and the first half of 1998.

Mark Trace--Jackson, Mississippi

The Company has entered into an agreement to acquire Mark Trace, a 328-unit complex on approximately 26 acres of land in Jackson, Mississippi. The community was developed between 1995 and 1997, and is currently 95% leased. Mark Trace would be acquired for a purchase price of $18.0 million which would be financed through the issuance of limited partnership units in Colonial Realty Limited Partnership valued at $6.7 million and an advance on the Company's unsecured line of credit. The average unit size is 988 square feet with average unit market rent of $616 per month.





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


                            COLONIAL PROPERTIES TRUST


Item 7.     Financial Statements and Exhibits


(a)   Financial Statements of Businesses Acquired or to be Acquired

                                                                    Page
      Historical Summary of Revenues and Direct
      Operating Expenses of Riverchase Center Building 2100..........7

      Historical Summary of Revenues and Direct
      Operating Expenses of Beechwood Shopping Center................10

      Historical Summary of Revenues and Direct
      Operating Expenses of The Meadows at Trussville................13

      Historical Summary of Revenues and Direct
      Operating Expenses of Brookwood Mall...........................16

      Historical Summary of Revenues and Direct
      Operating Expenses of Proposed Office and Retail Merger
          in Atlanta, Georgia........................................19

(b)   Pro Forma Financial Information................................22

(c)   Exhibits

      23.1  Letter re:  Consent of Independent Accountants...........31






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


REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property--Riverchase Center Building 2100 as defined in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property--Riverchase Center Building 2100.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property--Riverchase Center Building 2100 for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                            /s/ Coopers & Lybrand L.L.P.
                                              COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
February 7, 1997


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


               ACQUIRED PROPERTY--RIVERCHASE CENTER BUILDING 2100
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              ---------------------

                                                                  For the
                                                                Year Ended
                                                            December 31, 1996
                                                             ----------------



 Revenues                                                     $   1,341,234
                                                               ------------

 Direct operating expenses:
     General operating expenses                                      29,801
     Salaries and benefits                                           12,844
     Repairs and maintenance                                         72,639
     Taxes, licenses, and insurance                                  84,348
                                                               ------------

                                                                    199,632
                                                               ------------

 Excess of revenues over direct
     operating expenses                                       $   1,141,602
                                                               ============





 See Note to Historical Summary of Revenues and Direct Operating Expenses.



                                    Page - 8

              ACQUIRED PROPERTY--RIVERCHASE CENTER BUILDING 2100
                          NOTE TO HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Historical Summary consists of the revenues and direct operating expenses of Riverchase Center Building 2100, an office property (the Acquired Property) located in Birmingham, Alabama. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $11.6 million.

      Basis of Presentation--The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized on a straight-line basis over the terms of the leases.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.





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


REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property--Beechwood Shopping Center as defined in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property--Beechwood Shopping Center.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property--Beechwood Shopping Center for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                               /s/ Coopers & Lybrand L.L.P.
                                                 COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
April 24, 1997



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


                  ACQUIRED PROPERTY--BEECHWOOD SHOPPING CENTER
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              ---------------------

                                                               For the
                                                              Year Ended
                                                          December 31, 1996
                                                          ------------------



 Revenues                                                     $   2,299,197
                                                          -------------------

 Direct operating expenses:
      General operating expenses                                     67,241
      Salaries and benefits                                          46,388
      Repairs and maintenance                                       176,629
      Taxes, licenses, and insurance                                212,551
                                                          -------------------

                                                                    502,809
                                                          -------------------

 Excess of revenues over direct
      operating expenses                                      $   1,796,388
                                                          ===================






 See Note to Historical Summary of Revenues and Direct Operating Expenses.


                                   Page - 11

                   ACQUIRED PROPERTY--BEECHWOOD SHOPPING CENTER
                          NOTE TO HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Historical Summary consists of the revenues and direct operating expenses of Beechwood Shopping Center, a retail property (the Acquired Property) located in Athens, Georgia. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $22.2 million.

      Basis of Presentation--The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized on a straight-line basis over the terms of the leases.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.





                                   Page - 12

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property--The Meadows at Trussville as defined in Note 1 for the period from inception (January 23, 1996) through December 31, 1996. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property--The Meadows at Trussville.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property--The Meadows at Trussville for the period from inception (January 23, 1996) through December 31, 1996 in conformity with generally accepted accounting principles.



                                               /s/ Coopers & Lybrand L.L.P.
                                                 COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
June 16, 1997


                                   Page - 13

                  ACQUIRED PROPERTY--THE MEADOWS AT TRUSSVILLE
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                             ---------------------

                                                          For the Period
                                                          from Inception
                                                        (January 23, 1996)
                                                              through
                                                        December 31, 1996
                                                    -----------------------



 Revenues                                            $            390,215
                                                    ----------------------

 Direct operating expenses:
       General operating expenses                                  75,476
       Salaries and benefits                                       80,117
       Repairs and maintenance                                     61,090
       Taxes, licenses, and insurance                              13,005
                                                    ----------------------

                                                                  229,688
                                                    ----------------------

 Excess of revenues over direct
       operating expenses                            $            160,527
                                                    ======================






 See Note to Historical Summary of Revenues and Direct Operating Expenses.



                                   Page - 14

                 ACQUIRED PROPERTY--THE MEADOWS AT TRUSSVILLE
                          NOTE TO HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Historical Summary consists of the revenues and direct operating expenses of The Meadows at Trussville, a multifamily property (the Acquired Property) located in Birmingham, Alabama. The Acquired Property was under construction during 1996. The first units were completed in January 1996 and lease-up began in February 1996. Construction was completed in December 1996. Colonial Properties Trust, through Colonial Realty Limited Partnership, purchased the Acquired Property for a total of approximately $20.5 million.

      Basis of Presentation--The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized when due from tenants.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.





                                   Page - 15

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property--Brookwood Mall as defined in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property--Brookwood Mall.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property--Brookwood Mall for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                              /s/ Coopers & Lybrand L.L.P.
                                               COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
June 18, 1997



                                   Page - 16

                        ACQUIRED PROPERTY--BROOKWOOD MALL
                       STATEMENT OF HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                             ---------------------

                                                                For the
                                                               Year Ended
                                                          December 31, 1996
                                                         -------------------



 Revenues                                                      $  6,118,192
                                                         -------------------

 Direct operating expenses (Note 2):
      General operating expenses                                  1,091,296
      Salaries and benefits                                         326,868
      Repairs and maintenance                                       559,078
      Taxes, licenses, and insurance                                449,084
                                                         -------------------

                                                                  2,426,326
                                                         -------------------

 Excess of revenues over direct
      operating expenses                                       $  3,691,866
                                                         ===================






 The accompanying notes are an integral part of the financial statement.



                                   Page - 17

                        ACQUIRED PROPERTY--BROOKWOOD MALL
                   NOTES TO STATEMENT OF HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Organization and Significant Accounting Policies

      Description of Property--Brookwood (the "Property") is a retail development located in Birmingham, Alabama consisting of a covered mall, a covered garage, and a detached strip shopping center and encompassing approximately 461,000 square feet.

      Rental Revenues--Commercial leases require the payment of base rent monthly in advance. Rental revenues are recorded on the accrual basis. Commercial leases generally contain provisions for additional rent based on a percentage of tenant sales and other provisions which are recorded as income when received. Minimum rental revenue from long-term commercial leases is recognized on a straight-line basis over the life of the related lease.

      Risks and Uncertainties--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    Basis of Accounting

      The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

3.    Description of Leasing Arrangements

      The commercial space is leased to tenants under leases with terms that vary in length. Certain of the leases contain real estate tax reimbursement clauses, operating expense reimbursement clauses and renewal options. Minimum lease payments to be received during the next five years for noncancelable operating leases in effect at December 31, 1996 are approximately as follows:

     Year Ending December 31,

     1997                             $3,978,000
     1998                              3,604,100
     1999                              3,230,800
     2000                              2,603,400
     2001                              2,193,600
     Thereafter                       11,002,800

      Contingent rental revenue, based on a percentage of tenant sales and other provisions contained in tenant leases totaled $421,665 for the year ended December 31, 1996.




                                   Page - 18

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Colonial Properties Trust

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Proposed Office and Retail Merger in Atlanta, Georgia (the Properties) as defined in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Properties Trust, and is not intended to be a complete presentation of the revenues and expenses of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                             /s/ Coopers & Lybrand L.L.P.
                                                COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
June 23, 1997



                                   Page - 19

              PROPOSED OFFICE AND RETAIL MERGER IN ATLANTA, GEORGIA
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              ---------------------

                                                                  For the
                                                                Year Ended
                                                              December 31, 1996
                                                          ----------------------



 Revenues                                                       $  3,814,772
                                                          -------------------

 Direct operating expenses:
      General operating expenses                                     239,141
      Salaries and benefits                                            1,567
      Repairs and maintenance                                        318,463
      Taxes, licenses, and insurance                                 228,951
                                                          -------------------

                                                                     788,122
                                                          -------------------

 Excess of revenues over direct
      operating expenses                                        $  3,026,650
                                                          ===================






 See Notes to Historical Summary of Revenues and Direct Operating Expenses.



                                   Page - 20

              PROPOSED OFFICE AND RETAIL MERGER IN ATLANTA, GEORGIA
                         NOTES TO HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Historical Summary consists of the revenues and direct operating expenses of the Proposed Office and Retail Merger in Atlanta, Georgia, (the Properties). Colonial Properties Trust, through Colonial Realty Limited Partnership, has signed a letter of intent to merge the Properties into the Company's holdings. The names of the Properties, which are presently owned by various partnerships, have not been disclosed due to the confidential nature of this ongoing transaction. The Company's estimated investment in the Properties is approximately $52.0 million.

      Basis of Presentation--The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized on a straight-line basis over the terms of the leases.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    Description of the Property

     The  Properties are comprised of six existing  office  buildings and a
     retail  center.   At  December  31,  1996,  the  Properties  have
     approximately 378,000 square feet of leasable office and retail space. One of the office buildings contains approximately 163,000 square feet and was completed in July 1996. This building was in lease-up during the second half of 1996 and, therefore, only a partial year of revenues and direct operating expenses is included in the Historical Summary.



                                   Page - 21

                            COLONIAL PROPERTIES TRUST
                             PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                                 March 31, 1997
                                   (Unaudited)


The following unaudited pro forma consolidated condensed balance sheet reflects significant transactions effected by the Company after March 31, 1997 including the purchase of seven of the 10 Acquired Properties, and the two Probable Acquisitions mentioned elsewhere herein (three of the 10 Acquired Properties were purchased prior to March 31, 1997 and are already reflected in the Company's historical balance sheet at March 31, 1997.)

This unaudited pro forma consolidated condensed balance sheet is not necessarily indicative of the actual financial position of the Company had the transactions been completed as of March 31, 1997, nor does it purport to represent the future financial position of the Company. The unaudited pro forma consolidated condensed balance sheet and related notes should be read in conjunction with the information appearing in the Company's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's March 31, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.



                                   Page - 22


                            Colonial Properties Trust
                 Pro Forma Consolidated Condensed Balance Sheet
                                 March 31, 1997
                                 (In Thousands)
                                   (Unaudited)



                                                                    Colonial                                    Colonial
                                                                  Properties                Pro                Properties
                                                                     Trust                 Forma                 Trust
                                                                   Historical            Adjustments           Pro Forma
                                                                ----------------     ---------------     -----------------
                                                                     (A)                    (B)
ASSETS
Land, buildings, & equipment, net                                $      866,068        $    155,302       $     1,021,370
Undeveloped land and construction in progress                           125,263                                   125,263
Cash and equivalents                                                      2,284                                     2,284
Restricted cash                                                           2,568                                     2,568
Accounts receivable, net                                                  4,839                                     4,839
Prepaid expenses                                                          2,860                                     2,860
Deferred debt and lease costs                                             6,576                                     6,576
Investment in subsidiaries                                                5,584                                     5,584
Other assets                                                              5,590                                     5,590
                                                                ================     ===============     =================
                                                                  $   1,021,632        $    155,302        $    1,176,934
                                                                ================     ===============     =================

LIABILITIES AND SHAREHOLDERS' EQUITY
Notes and mortgages payable                                      $      534,927        $    139,993       $       674,920
Accounts payable                                                         16,144                                    16,144
Accrued expenses                                                          9,654                                     9,654
Tenant deposits                                                           3,156                                     3,156
Unearned rent                                                               929                                       929
                                                                ----------------     ---------------     -----------------
      Total liabilities                                                 564,810             139,993               704,803
                                                                ----------------     ---------------     -----------------

Minority interest                                                       144,415               8,429               152,844
                                                                ----------------     ---------------     -----------------

Common shares of beneficial interest, $.01 par value                        192                                       192
Additional paid-in capital                                              338,531               6,880               345,411
Cumulative earnings                                                      57,580                                    57,580
Cumulative distributions                                                (83,354)                                  (83,354)
Deferred compensation on restricted shares                                 (542)                                     (542)
                                                                ----------------     ---------------     -----------------
      Total shareholders' equity                                        312,407              13,169               319,287
                                                                ----------------     ---------------     -----------------

                                                                  $   1,021,632        $    155,302        $    1,176,934
                                                                ================     ===============     =================




                                   Page - 23

                          COLONIAL PROPERTIES TRUST
                       NOTES TO PRO FORMA CONSOLIDATED
                           CONDENSED BALANCE SHEET
                                 (Unaudited)


(A) Reflects the historical financial position of the Company as of March 31, 1997 as presented in the Company's Form 10-Q as filed with the Securities and Exchange Commission on May 9, 1997.

(B)  Includes the  acquisition of seven of the 10 Acquired  Properties;
     The Meadows at Trussville for a purchase price of $20.5 million, International Park 1900 and 2100 (exchange of partnership interests), Brookwood Mall for a purchase price of $32.5 million, Lakeside Office Park for $8.8 million, Progress Center for a purchase price of $15.0 million, Timothy Woods for a purchase price of $12.8 million, and Oakleigh Apartments for a purchase price of $10.5 million. These property acquisitions were financed through the issuance of limited partnership units in Colonial Realty Limited Partnership, the exchange of two multifamily properties and one office property, advances on the Company's unsecured line of credit and the assumption of indebtedness on one of the properties. Also includes the acquisition of the two Probable Acquisitions; the Proposed Office and Retail Merger in Atlanta, Georgia for a purchase price of $52.0 million and Mark Trace for a purchase price of $18.0 million. These property acquisitions would be financed through the issuance of limited partnership units in Colonial Realty Limited Partnership, advances on the Company's unsecured line of credit and the assumption of indebtedness.




                                   Page - 24

                          COLONIAL PROPERTIES TRUST
                       PRO FORMA CONSOLIDATED CONDENSED
                           STATEMENTS OF OPERATIONS
                   For the Year Ended December 31, 1996 and
                    the Three Months Ended March 31, 1997
                                 (Unaudited)


The following unaudited pro forma consolidated condensed statements of operations reflect significant transactions effected by the Company during 1997 which includes the purchase of the 10 Acquired Properties and the two Probable Acquisitions mentioned elsewhere herein. In addition to the Acquired Properties, the following significant transactions are reflected in the unaudited pro forma consolidated condensed statements of operations: (i) the Company's equity offerings completed in January 1996 and January 1997, and (ii) the Operating Partnership's debt offerings completed in July 1996, December 1996, and January 1997. The pro forma effects of all such transactions are included in the unaudited pro forma consolidated condensed statements of operations assuming the transactions had occurred as of January 1, 1996 and assuming the Company used the proceeds of the equity and debt offerings to repay outstanding indebtedness (See notes to unaudited pro forma consolidated condensed statements of operations).

These unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of the actual results of operations had the transactions been completed as of January 1, 1996, nor do they purport to represent the future results of the operations of the Company. The Company is not aware of any material factors relating to the Acquired Properties and Probable Acquisitions, other than as disclosed in the footnotes to the unaudited pro forma consolidated condensed statements of operations, which would cause the combined historical summaries of revenues and direct operating expenses not to be necessarily indicative of future operating results.

The unaudited pro forma consolidated condensed statements of operations and related notes should be read in conjunction with the information appearing in the Company's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and with the financial statements included therein and the notes thereto and with the Company's March 31, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.



                                   Page - 25


                            Colonial Properties Trust
            Pro Forma Consolidated Condensed Statements of Operations
                      For the year ended December 31, 1996
                      (In Thousands, Except Per Share Data)
                                   (Unaudited)



                                                                       For the year ended December 31, 1996
                                                       --------------------------------------------------------------
                                                            Colonial                                  Colonial
                                                           Properties               Pro              Properties
                                                             Trust                 Forma               Trust
                                                           Historical           Adjustments          Pro Forma
                                                       ------------------     ---------------    -----------------
                                                          (A)                           (B)
 Revenues:
      Rent                                               $       130,370        $     20,946      $       151,316
      Other                                                        4,511                  45                4,556
                                                       ------------------     ---------------    -----------------
           Total revenue                                         134,881              20,991              155,872
                                                       ------------------     ---------------    -----------------

 Property operating expenses:
      General operating expenses                                   9,530               2,761               12,291
      Salaries and benefits                                        8,606                 484                9,090
      Repairs and maintenance                                     13,073               1,182               14,255
      Taxes, licenses and insurance                               11,538               1,410               12,948
 General and administrative                                        4,071                 358                4,429
 Depreciation                                                     22,025               3,960               25,985
 Amortization                                                      1,509                  58                1,567
                                                       ------------------     ---------------    -----------------
           Total operating expenses                               70,352              10,213               80,565
                                                       ------------------     ---------------    -----------------
           Income from operations                                 64,529              10,778               75,307
                                                       ------------------     ---------------    -----------------

 Other income (expense):
      Interest expense                                           (24,584)             (6,264)             (30,848)
      Income from partnerships                                       835                 (36)                 799
      Gains from sale of property                                    468                  -0-                 468
      Minority interest in consolidated
          operating property                                         -0-                   15                  15
                                                       ------------------     ---------------    -----------------
           Total other expense                                   (23,281)             (6,285)             (29,566)
                                                       ------------------     ---------------    -----------------

      Income before extraordinary items and
          minority interest in CRLP                              41,248               4,493               45,741
 Extraordinary loss from debt extinguishment                       (511)                 -0-                (511)
                                                       ------------------     ---------------    -----------------

      Income before minority interest in CRLP                     40,737               4,493               45,230
 Minority interest in CRLP                                        13,231               1,410               14,641
                                                       ------------------     ---------------    -----------------

      Net income (loss)                                    $      27,506       $       3,083         $     30,589
                                                       ==================     ===============    =================

 Net income per share                                      $        1.58                             $       1.59
                                                       ==================                        =================

 Common shares outstanding                                        17,378                                   19,183
                                                       ==================                        =================


                                   Page - 26


                            Colonial Properties Trust
            Pro Forma Consolidated Condensed Statements of Operations
                    For the three months ended March 31, 1997
                      (In Thousands, Except Per Share Data)
                                   (Unaudited)



                                                                           For the three months ended March 31, 1997
                                                          -----------------------------------------------------------------
                                                             Colonial                                          Colonial
                                                            Properties                    Pro                 Properties
                                                               Trust                     Forma                   Trust
                                                            Historical                Adjustments              Pro Forma
                                                          -----------------     -----------------     -------------------
                                                                (A)                       (B)
 Revenues:
      Rent                                                   $      37,402         $      5,711        $     43,113
      Other                                                          1,768                   47               1,815
                                                          -----------------     ----------------     ---------------
           Total revenue                                            39,170                5,758              44,928
                                                          -----------------     ----------------     ---------------

 Property operating expenses:
      General operating expenses                                     2,668                  844               3,512
      Salaries and benefits                                          2,274                  179               2,453
      Repairs and maintenance                                        3,580                  382               3,962
      Taxes, licenses and insurance                                  3,618                  394               4,012
 General and administrative                                          1,213                  102               1,315
 Depreciation                                                        6,669                1,174               7,843
 Amortization                                                          354                   13                 367
                                                          -----------------     ----------------     ---------------
           Total operating expenses                                 20,376                3,088              23,464
                                                          -----------------     ----------------     ---------------
           Income from operations                                   18,794                2,670              21,464
                                                          -----------------     ----------------     ---------------

 Other income (expense):
      Interest expense                                             (8,488)              (2,211)             (10,699)
      Income from partnerships                                          40                 (10)                  30
      Gains (losses) from sale of property                             (1)                  -0-                  (1)
      Minority interest in consolidated
          operating property                                          (56)                  -0-                 (56)
                                                          -----------------     ----------------     ---------------
           Total other expense                                     (8,505)              (2,221)            (10,726)
                                                          -----------------     ----------------     ---------------

      Income before extraordinary items and
           minority interest in CRLP                                10,289                  449              10,738
 Extraordinary loss from debt extinguishment                         (384)                  -0-                (384)
                                                          -----------------     ----------------     ---------------

      Income before minority interest in CRLP                        9,905                  449              10,354
 Minority interest in CRLP                                           3,092                  260               3,352
                                                          -----------------     ----------------     ---------------

      Net income (loss)                                     $        6,813        $         189       $       7,002
                                                          =================     ================     ===============

 Net income per share                                       $         0.37                            $        0.37
                                                          =================                         ================

 Common shares outstanding                                          18,657                                   19,183
                                                          =================                         ================




                                   Page - 27

                                 COLONIAL PROPERTIES TRUST
                              NOTES TO PRO FORMA CONSOLIDATED
                             CONDENSED STATEMENTS OF OPERATIONS
                                        (Unaudited)


(A) Reflects the Company's historical results of operations for the year ended December 31, 1996, as presented in the Company's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and the Company's historical results of operations for the three months ended March 31, 1997 as presented in the Company's March 31, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

(B) Reflects the operating results of the 10 properties acquired during 1997 and the two Probable Acquisitions expected to be acquired during the third quarter of 1997, less the operations of the three properties exchanged in connection with two of the acquisitions, as mentioned elsewhere herein. The results included as pro forma adjustments for these properties include those operating results of the properties for the respective periods during which the Company did not own the properties. This column also reflects the net effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

     Included elsewhere herein are Historical Summaries of Revenues and Direct Operating Expenses for four of the Acquired Properties and one of the Probable Acquisitions. The pro forma statements of operations include certain adjustments made to these historical summaries as presented in the following table.

                                                 For the
                                               Year Ended
                                             December 31, 1996
                                              (in thousands)
                                              --------------
        Excess of revenues over direct
           operating expenses (1)
           Riverchase Center Building              $  1,142
               2100
           Beechwood Shopping Center                  1,796
           The Meadows at Trussville                    161
           Brookwood Mall                             3,692
           Proposed Office and Retail Merger
               in Atlanta, Georgia                    3,027
           Other properties                           4,977
                                              --------------
                                                     14,795
        Less:
           Depreciation and
        amortization of property (2)                  4,017
           Interest on acquisition
        financing, net of
                 savings from debt
        and equity offerings (3)                      5,871
           Other adjustments                             33
                                              --------------

        Pro forma income before
        minority interest                          $  4,874
                                              ==============


     (1) The excess of revenues over direct operating expenses is based upon historical operations for the properties acquired or to be acquired during 1997 for the year ended December 31, 1996, as contained in the Historical Summaries of Revenues and Direct Operating Expenses included elsewhere herein for the properties whose December 31, 1996 financial results have been audited.


                                   Page - 28

     (2) The asset basis used in the computation of depreciation includes a preliminary allocation of the purchase price to land, land improvements, building, and personal property, plus acquisition costs to date. Such allocation may be adjusted pending receipt of additional information. Depreciation has been computed using the straight line method with cost recovery periods of 7 to 40 years.

     (3) Includes interest expense incurred from sources of funds used to finance the acquisition of the Acquired Properties and Probable Acquisitions including advances on the Company's unsecured line of credit, net of the effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.





                                   Page - 29

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLONIAL PROPERTIES TRUST




Date:  July 21, 1997                /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer



Date:  July 21, 1997                /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer
                                    (Duly Authorized Officer
                                    and Principal Financial Officer)





                                   Page - 30